Exhibit 10.1

SCHEDULE OF MANAGEMENT PARTIES

Parties to current form of management agreement – filed as exhibit 10.5 in Form 10-K for the year ended December 31, 2006:

Name	Title
H. Chris Killingstad	President and Chief Executive Officer
Steven M. Coopersmith	Vice President, Global Marketing
Thomas J. Dybsky	Vice President, Administration
Andrew J. Eckert	Vice President, North American Sales
Mark J. Fleigle	Vice President, Research and Development
Heidi M. Hoard	Vice President, General Counsel and Secretary
Thomas Paulson	Vice President and Chief Financial Officer
Steven K. Weeks	Vice President, North America Field Operations
Donald B. Westman	Vice President, Global Operations

Parties to current form of management agreement – filed as exhibit 10.18 in Form 10-K for the year ended December 31, 2006:

Name	Title
Karel Huijser	Vice President, International